SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 19, 2008

NEW WORLD MOTORSPORTS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Washington	333-151017	37-1540995
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

c/o Law Offices of Alex & Gaxiola, PC

William Doran, Sr., Attorney at Law

1717 East Bell Road, Suite 100

Phoenix, Arizona 85022

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(866) 918-8111

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On May 19, 2008 after our Form S-1 Registration Statement was filed, we discovered that our EDGAR filing agent misspelled the corporation name when they made application on the corporation’s behalf for the EDGAR filing codes.  This has resulted in confusion as the Form S-1 Registration Statement has not been filed under the correct corporate name.  Our EDGAR filing agent notified the SEC to remedy their error and discovered that the only way to correct their incorrect filing was to make an additional filing to the SEC EDGAR website.  Consequently, we are filing a Form 8-K for the sole purpose of correcting and clarifying our corporate name on the SEC EDGAR website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW WORLD MOTORSPORTS, INC.

Dated: May 23, 2008	By:	/s/ Brian Jenkins
Brian Jenkins
CFO, Secretary and Treasurer

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